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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 29, 1999
                                                          -------------

                            SLM FUNDING CORPORATION
                           ------------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)
           (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                      the SLM Student Loan Trust 1996-2,
                      the SLM Student Loan Trust 1996-3,
                      the SLM Student Loan Trust 1996-4,
                      the SLM Student Loan Trust 1997-1
                      the SLM Student Loan Trust 1997-2,
                      the SLM Student Loan Trust 1997-3,
                      the SLM Student Loan Trust 1997-4,
                      the SLM Student Loan Trust 1998-1,
                      the SLM Student Loan Trust 1998-2
                    and the SLM Student Loan Trust 1999-1)

Delaware           33-95474/333-2502/333-24949/333-44465   23-2815650
--------           -------------------------------------   ----------
(State or other                 (Commission File           (I.R.S. employer
Jurisdiction of                 Numbers)                   Identification No.)
Incorporation)

                             7773 Twin Creek Drive
                             Killeen, Texas 76543
                   ----------------------------------------
                   (Address of principal executive offices)

                Registrant's telephone number:  (817) 554-4500

                                  Page 1 of 6
                        Exhibit Index appears on Page 5
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Item 5.   Other Events
          ------------

          On June 23, 1999, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated June 23, 1999, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), Goldman, Sachs & Co. (the "Underwriters"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in
Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in
Schedule 1 thereto.

          On June 1 or June 29, 1999, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of June 29, 1999, by and among SLM Funding, Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of June 1, 1999, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"); (c) the Trust Agreement, dated as of June 1, 1999, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (d) the Indenture, dated as of June 1, 1999 (the "Indenture"), by and among the SLM Student Loan Trust 1999-1 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of June 29, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the Administration Agreement Supplement, dated as of June 29, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (g) the Servicing Agreement, dated as of June 29, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (h) the Paying Agent Agreement, dated June 29, 1999, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").

                                  Page 2 of 6
                        Exhibit Index appears on Page 5
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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
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          (c)  Exhibits

                 1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                 1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                 1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                 1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                 4.1 Interim Trust Agreement, dated as of June 1, 1999, by and between SLM Funding and the Interim Eligible Lender Trustee.

                 4.2 Trust Agreement, dated as of June 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

                 4.3 Indenture, dated as of June 1, 1999, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                 99.1 Purchase Agreement, dated as of June 29, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

                 99.2 Sale Agreement, dated as of June 29, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

                 99.3 Administration Agreement Supplement, dated as of June 29, 1999, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

                 99.4 Servicing Agreement, dated as of June 29, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                 99.5 Paying Agent Agreement, dated June 29, 1999, by and among the Eligible Lender Trustee, the Agent, and the Administrator.


                                  Page 3 of 6
                        Exhibit Index appears on Page 5
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 1999

                                    SLM FUNDING CORPORATION


                                    By:  /s/ WILLIAM M.E. RACHAL, JR.
                                        -----------------------------
                                    Name:     William M.E. Rachal, Jr.
                                    Title:    Treasurer and Controller

                                  Page 4 of 6
                        Exhibit Index appears on Page 5
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                               INDEX TO EXHIBIT
                               ----------------

                                                                Sequentially
       Exhibit                                                  Numbered
       Number            Exhibit                                Page
       ------            -------                                ----

       1.1               Pricing Agreement relating to
                         Student-Loan Backed Notes, dated
                         June 23, 1999, by and among SLM
                         Funding, Sallie Mae and the
                         Underwriters, on behalf of each
                         of the underwriters named on the
                         Schedule 1 thereto.

       1.2 Pricing Agreement relating to Student-Loan Backed Certificates, dated June 23, 1999, by and among SLM Funding, Sallie Mae and the
                         Underwriters, on behalf of each of
                         the underwriters  named on Schedule
                         1 thereto.

       1.3               Underwriting Agreement relating to
                         Student-Loan Backed Notes, dated
                         June 23, 1999, by and among SLM
                         Funding, Sallie Mae and the
                         Underwriters, on behalf of each of the
                         underwriters named on Schedule 1
                         thereto.

       1.4 Underwriting Agreement relating to Student-Loan Backed Certificates, dated June 23, 1999, by and among SLM Funding Funding, Sallie Mae and the
                         Underwriters, on behalf of each of the
                         underwriters named on Schedule 1
                         thereto.

       4.1               Interim Trust Agreement, dated as of
                         June 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

       4.2               Trust Agreement, dated as of June 1,
                         1999, by and between SLM Funding and the Eligible Lender Trustee.

       4.3               Indenture, dated as of June 1, 1999, by
                         and among the Trust, the Eligible Lender
                         Trustee and the Indenture Trustee.

       99.1              Purchase Agreement, dated as of June 29,
                         1999, by and among SLM Funding, the
                         Interim Eligible Lender Trustee and
                         Sallie Mae.

       99.2              Sale Agreement, dated as of June 29,
                         1999, by and among SLM Funding, the
                         Interim Eligible Lender Trustee and
                         Sallie Mae.

                                 Page 5 of 6
                        Exhibit Index appears on Page 5
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INDEX TO EXHIBIT (cont.)
------------------------

                                                                 Sequentially
       Exhibit                                                   Numbered
       Number            Exhibit                                 Page
       ------            -------                                 ----

       99.3              Administration Agreement
                         Supplement, dated as of June 29,
                         1999, by and among the Trust,
                         Sallie Mae, the Eligible Lender
                         Trustee, the Servicer, SLM Funding
                         and the Indenture Trustee.

       99.4 Servicing Agreement, dated as of June 29, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

       99.5              Paying Agent Agreement, dated June 29,
                         1999, by and among the Eligible Lender
                         Trustee, the Agent, and the
                         Administrator.

                                  Page 6 of 6
                        Exhibit Index appears on Page 5